PHOENIX INVESTMENT TRUST 97

               Supplement dated December 4, 2003 to Prospectus and
          Statement of Additional Information dated December 31, 2002, as supplemented September 17, 2003 and October 31, 2003

       THE INFORMATION CONTAINED IN THIS SUPPLEMENT DATED DECEMBER 4, 2003 SUPERCEDES THAT CONTAINED IN THE SUPPLEMENT DATED OCTOBER 31, 2003.

     This Supplement corrects certain information about portfolio management for the Phoenix-Hollister Small Cap Value Fund contained
                       in the October 31, 2003 Supplement.

PHOENIX-HOLLISTER SMALL CAP VALUE FUND

      Effective October 31, 2003, the Phoenix-Hollister Small Cap Value Fund is managed by Carlton Neel and David Dickerson, and the fund's name is changed to Phoenix Small Cap Value Fund.

      On November 19, 2003, the Board of Trustees of Phoenix Investment Trust 97 ratified the actions taken by the Executive Committee on October 23, 2003, and voted, with respect to the Small Cap Value Fund, to retain Phoenix-Zweig Advisers LLC, an affiliate of the Fund's adviser, to serve as subadviser to provide the day-to-day portfolio management of the Fund's assets, subject to shareholder approval. This proposal will be submitted to shareholders of the Small Cap Value Fund in a proxy statement in the near future. The Board also voted to recommend approval of this proposal by shareholders.

PHOENIX-HOLLISTER VALUE EQUITY FUND

      Effective October 31, 2003, Phoenix-Hollister Value Equity Fund is managed by Steve Colton and Dong Zhang and the fund's name is changed to Phoenix-Oakhurst Value Equity Fund.

BOTH FUNDS

      The following disclosure replaces the paragraph under "Portfolio Management" on page 12 of the current prospectus:

      A team of equity investment professionals led by Carlton Neel manages the Small Cap Value Fund. Mr. Neel is a Senior Vice President of Phoenix/Zweig Advisers LLC ("PZA") and Euclid Advisors, LLC, a subsidiary of PZA. Since April 1, 2003, he has served as Portfolio Manager for The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by PZA, and since May 19, 2003 he has served as Portfolio Manager for Phoenix Market Neutral Fund, which he had also managed from April 2000 through June 2002. For the period from July 2002 until returning to PZA on April 1, 2003, Mr. Neel co-founded and managed a hedge fund based on the same market neutral strategy used previously while managing the Market Neutral Fund. While previously at PZA, Mr. Neel served as Senior Portfolio Manager for a number of the former Phoenix-Zweig mutual funds. Mr. Neel received a dual B.A. in Economics and Political Science from Brown University. Prior to joining the Zweig Companies, he was a Vice President with J.P. Morgan & Co., Inc.

      David Dickerson is a member of the equity investment team that manages the Small Cap Value Fund; he is also a member of the equity investment team that manages the Phoenix Appreciation Fund. Mr. Dickerson began his investment career at the Zweig Companies in 1993. For the period from July 2002 until returning to PZA on April 1, 2003, Mr. Dickerson, along with
      Mr. Neel, co-
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      founded and managed a hedge fund based on the same market neutral strategy used previously while managing the Phoenix Market Neutral Fund. While previously at PZA, Mr. Dickerson served as Assistant Portfolio Manager for a number of the former Phoenix-Zweig mutual funds. Mr. Dickerson earned a B.A. in Psychology from Harvard University and an M.B.A. in Finance and Economics from New York University (Stern School of Business).

      A team of equity investment professionals led by Steven L. Colton manages the Value Equity Fund. Mr. Colton joined Phoenix in June 1997 and is Managing Director, Value Equities of Phoenix. He also serves as Portfolio Manager for Phoenix-Oakhurst Growth & Income Fund and Phoenix-Oakhurst Strategy Fund, and as equity team leader for Phoenix-Oakhurst Balanced Fund, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Managed Assets and Phoenix-Oakhurst Strategic Allocation Fund. Previously, Mr. Colton was Portfolio Manager for the American Century Income & Growth Fund ("ACIGF") from its inception in December 1990 through May 1997. He was an investment professional with American Century Companies from 1987 through May 30, 1997. Mr. Colton is a graduate of the University of California, San Diego and Stanford University.

      Dong Zhang serves as a member of the equity investment team that manages the Value Equity Fund. Mr. Zhang joined Phoenix in 1997 and is Portfolio Manager, Value Equities of Phoenix. He is a member of the equity team lead by Mr. Colton. Previously, Mr. Zhang was a Portfolio Manager with American Century Companies from 1993 to 1997, where he was a member of the portfolio management team for ACIGF from June 1996 through June 1997. Mr. Zhang received his Ph.D. in Physics from Stanford University.


           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.


PXP 2053-PMs&Names (12/03)